Other Receivables, Net	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Other Receivables, net

(4) Other Receivables, net

Other receivables, net consist of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Advances to staff (i)	16,437	11,397
Advances to entrepreneurial agents (i)	907	81
Advances to a third party channel vendor (ii)	17,898	22,818
Rental deposits	21,864	19,535
Amount due from third parties (iii)	—	183,353
Other	4,451	4,841
Less: Allowance for current expected credit losses	(802)	(10,976)
Other receivables, net	60,755	231,049

(i)	Amounts represented advances to staffs or entrepreneurial agents of the Group for daily business operations, which are unsecured, interest-free and repayable on demand.

(ii)

Amount represented advances to Shenzhen Chetong Technology Co., Ltd. (“Chetong”) who provides platform services to the Group. The advances were unsecured, interest-free and repayable on demand. With the cease of cooperation with Chetong in 2022, the Group requested repayment of the advances. The Group estimated the net amount expected to be collected was RMB14,736 and accordingly recorded an allowance for credit losses of RMB8,082 in others, net of the consolidated statement of income and comprehensive income.

(iii)	Amount represented 1) term-loan (matures in June 2023) to Sichuan Tianyi Real Estate Development Co., Ltd. (“Sichuan Tianyi”) of RMB80,000 and corresponding interest receivable RMB3,353 as of December 31, 2022. The loan is guaranteed by the ultimate controlling owner of Sichuan Tianyi, whom is jointly liable, with interest rate 7.2% per annum. 2) term-loan (matures in June 2023) to Shenzhen Yingxin Asset Management Co., Ltd. of RMB100,000 as of December 31, 2022, with the interest rate 7.3% per annum. The interest accrued until December 31, 2022 has been paid. These loan receivables are expected to be settled within one year.